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                                                                    EXHIBIT 10.3




                       AMENDMENT TO STOCKHOLDERS AGREEMENT

                  This AMENDMENT, dated February 6, 2001 (the "Amendment") to the STOCKHOLDERS AGREEMENT, dated as of October 8, 1999, as amended (the "Stockholders Agreement"), is among IASIS Healthcare Corporation, a Delaware corporation (the "Company"), and JLL Healthcare, LLC, a Delaware limited liability company ("JLL Healthcare").

                  WHEREAS, the Company, JLL Healthcare and certain other Persons are parties to the Stockholders Agreement;

                  WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Stockholders Agreement;

                  WHEREAS, pursuant to Section 3.01(a) of the Stockholders Agreement, the Stockholders memorialized certain agreements with respect to the composition of the Board, including the composition and size of the Board;

                  WHEREAS, the Company and the Stockholders and have determined that it is in the best interests of the Company and the Stockholders that the Stockholders Agreement no longer address matters relating to the composition of the Board;

                  WHEREAS, Section 7.09 of the Stockholders Agreement provides that the Stockholders Agreement may be amended by a written instrument executed by Stockholders owning at least a majority (50.1%) of the outstanding shares of Common Stock as of the date of such amendment, provided that the amendment does not materially and adversely affect any Stockholder without such Stockholder's express written consent; and

                  WHEREAS, JLL Healthcare owns more than a majority of the outstanding Common Stock as of the date hereof and desires to amend the Stockholders Agreement as provided herein in a manner that does not materially and adversely affect any Stockholder.

                  NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein and in the Stockholders Agreement, the parties hereto agree as follows:

                  1. Deletion of Section 3.01(a) of the Stockholders Agreement. The Stockholders agree that Section 3.01(a) of the Stockholders Agreement shall be
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deleted in its entirety from the Stockholders Agreement and, as a result,
Section 3.01(b) shall be renumbered as Section 3.01(a) and Section 3.01(c) shall be renumbered as 3.01(b).

                  2. Limited Effect. Except as specifically amended hereby, the terms and provisions of the Stockholders Agreement shall continue and remain in full force and effect and the valid and binding obligation of the parties thereto in accordance with its terms. All references in the Stockholders Agreement (and in any other agreements, documents and instruments entered into in connection therewith) to the "Stockholders Agreement" shall be deemed for all purposes to refer to the Stockholders Agreement, as amended by this Amendment.

                  3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original, with the same effect as of the signatures hereto and thereto were upon the same instrument.

                  4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.


                            [SIGNATURE PAGE FOLLOWS]




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                  IN WITNESS WHEREOF, the parties have executed or caused this
Amendment to be executed as of the date first written above.

                                        IASIS HEALTHCARE CORPORATION



                                        By:/s/ Frank A. Coyle
                                           ------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary and General Counsel

                                        JLL HEALTHCARE, LLC



                                        By:/s/ Jeffrey C. Lightcap
                                           ------------------------------------
                                           Name:  Jeffrey C. Lightcap
                                           Title: Senior Managing Director




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